UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

BioTime, Inc.

(Exact name of registrant as specified in charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue, Suite 102 Alameda, California	94501
(Address of principal executive offices)	(Zip Code)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further discussed in Item 5.07, below, the shareholders of BioTime, Inc. (the “Company”) approved an amendment to the Company’s 2012 Equity Incentive Plan to increase the number of common shares authorized for issuance thereunder from 16,000,000 to 24,000,000. A description of the terms of the Company’s 2012 Equity Incentive Plan, as amended, is included in the definitive proxy statement for the Company’s 2019 annual meeting of shareholders, which was previously filed with the Securities and Exchange Commission on June 14, 2019 (the “Proxy Statement”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on July 30, 2019. The following is a brief description of each matter voted on at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	Shareholders elected eight directors to hold office until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the following votes:

	For	Withheld	Broker Non-Votes
Deborah Andrews	59,945,977	1,608,836	60,084,099
Don M. Bailey	60,036,601	1,518,212	60,084,099
Neal C. Bradsher	58,712,744	2,842,069	60,084,099
Brian M. Culley	60,030,702	1,524,111	60,084,099
Stephen C. Farrell	59,895,730	1,659,083	60,084,099
Alfred D. Kingsley	60,037,970	1,516,843	60,084,099
Michael H. Mulroy	55,841,929	5,712,884	60,084,099
Angus C. Russell	60,075,713	1,479,100	60,084,099

2.	Shareholders ratified the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following votes:

For	Against	Abstain	Broker Non-Votes
118,473,551	2,095,690	1,069,671	0

3.	Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
54,716,837	5,113,632	1,724,344	60,084,099

4.	Shareholders approved an amendment to the Company’s 2012 Equity Incentive Plan to increase the number of common shares authorized for issuance thereunder from 16,000,000 to 24,000,000, by the following votes:

For	Against	Abstain	Broker Non-Votes
57,744,302	3,523,629	286,882	60,084,099

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: July 30, 2019	By:	/s/ Chase C. Leavitt
	Name:	Chase C. Leavitt
	Title:	General Counsel and Corporate Secretary